                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                              CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported):  October 2, 1996


                       COCA-COLA ENTERPRISES INC.

         (Exact name of registrant as specified in its charter)



         Delaware               01-09300                58-0503352
        (State of          (Commission File No.)      (IRS Employer
      Incorporation)                               Identification No.)






            2500 Windy Ridge Parkway, Atlanta, Georgia 30339
       (Address of principal executive offices, including zip code)

                             (770) 989-3000
           (Registrant's telephone number, including area code)






                                                Page 1 of 6 pages
                                                Exhibit Index page 4

   Item 5.   Other Events
             ------------

             On October 2, 1996, Coca-Cola Enterprises (the Company "Company") issued a press release announcing that the Company anticipates increased expenses for existing stock-based compensation and benefits plans in the third quarter of 1996 compared to the Company's original 1996 expectations and third-quarter 1995 costs.

   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------

             (c)    Exhibits.

             99     Press Release dated October 2, 1996

          ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COCA-COLA ENTERPRISES INC.
                                        (Registrant)


Date:  October 3, 1996
                                          E. LISTON BISHOP III
                                    By:______________________________
                                          E. Liston Bishop III
                                          Assistant Secretary

                              COCA-COLA ENTERPRISES INC.

                                    EXHIBIT INDEX


   Exhibit No.                                               Page


      99          Press Release dated October 2, 1996          5